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                                                                    Exhibit 23.1



                                CONSENT OF INDEPENDENT
                             CERTIFIED PUBLIC ACCOUNTANTS


Overseas Filmgroup, Inc.
Los Angeles, California

             We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated January 19, 1996, relating to the financial statements of Entertainment/Media Acquisition Corporation appearing in the Company's Annual Report on Form 10-K for the year ended November 30, 1995.



                                       /s/ BDO Seidman, LLP

                                       BDO Seidman, LLP





New York, New York
February 19, 1997